SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 16, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-113136 (Commission File No.)	33-0629768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 8.01 Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-113136) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2004 and Amendment No. 1 thereto filed with the Commission on March 29, 2004 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (the “Prospectus Supplement”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-C (the “Offered Notes”).

     The Registrant is filing this Current Report on Form 8-K to file the Consents of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants’ reports, each dated August 20, 2004 on the audits of the consolidated financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd. The Consents of Independent Accountants are set forth in Exhibit 23.1 and 23.2.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Accountants

23.2	Consent of Independent Accountants

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2004	ONYX ACCEPTANCE FINANCIAL CORPORATION
	By:	/s/ Michael A. Krahelski
Michael A. Krahelski,
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Accountants

23.2	Consent of Independent Accountants

4